Adtran Holdings Investor presentation August 6, 2024

Cautionary note regarding forward-looking statements Statements contained in this investor presentation which are not historical facts, such as those relating to expectations regarding future revenues; ADTRAN Holdings ability to reduce its inventory levels; ADTRAN Holdings’ potential funding opportunities; and ADTRAN Holdings’ strategy and outlook, outlook and financial guidance, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are necessarily estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which have caused and may in the future cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to: (i) risks and uncertainties relating to ADTRAN Holdings’ ability to continue to reduce expenditures and the impact of such reductions on its financial results and financial condition; (ii) the risk of fluctuations in revenue due to lengthy sales and approval processes required by major and other service providers for new products, as well as ongoing tighter inventory management of ADTRAN Holdings’ customers; (iii) risks and uncertainties relating to ongoing material weaknesses in our internal control over financial reporting; (iv) our ability to comply with the covenants set forth in our credit facility; (v) risks posed by potential breaches of information systems and cyber-attacks; (vi) the risk that ADTRAN Holdings may not be able to effectively compete, including through product improvements and development; and (vii) other risks set forth in ADTRAN Holdings’ public filings made with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Report on Form 10-Q for the first quarter ended March 31, 2024, and risks to be disclosed in its Form 10-Q for the quarterly period ended June 30, 2024 to be filed with the SEC.

Introduction and business model 1

OUR VISION is to enable a fully-connected world, where the power and freedom to communicate is available to everyone, everywhere, in a secure, efficient and sustainable environment.

$1.15B FY23 revenue 50 Key differentiators Open, disaggregated platforms with vendor-neutral capability Extensive global design support and supply orchestration capabilities (Supply chain) Customers = NSPs, RSPs, ASPs, SMBs, enterprises, tribal communities, governments and agencies: local, state, federal Simplified pricing structure 1.000+ 35+ Years of experience 3.300+ Employees worldwide Α — Ω End-to-end solutions portfolio Global technology patents Who is Adtran? Your trusted partner for the fiber everywhere era “Adtran is focused on customer usability, service and support.” Tom Stanton, CEO, Adtran Worldwide locations HQ = Huntsville, AL

Global presence Americas: Canada United States (HQ Global) Brazil APAC: Japan China Hong Kong Singapore India Australia EMEA: Germany (HQ Europe) England Switzerland Poland Finland Sweden France Italy Israel South Africa Saudi Arabia

Business model Adtran is a global vendor with scale and diversity Portfolio differentiation Customer diversity Geographic diversity Strength in focus markets Optical core to customer premise End-to-end automation & insights Enhanced security and assurance More balanced mix of national SPs, regional SPs, enterprise, and ICP customers Continued growth opportunities in each segment Balanced mix of U.S. and non-U.S. business Strong growth opportunities in focus regions Full range of R&D, pre-sales, post-sales and services support in focus regions Strong market share in growth products in focus regions

Business model Optical core to customer premise Metro WDM 5G Optical platforms Access and aggregation platforms Subscriber platforms Open multi-gigabit PON systems, Carrier Ethernet access, Wi-Fi, routers, switches and more Fiber access platforms, 1/10/25/100G Ethernet aggregation, network timing and synchronization Optical access and transport, data center interconnect, advanced pluggable optics, assurance and monitoring, encryption and security AI-driven orchestration, management and optimization DCI

Business model Market trends Pandemic accelerated digitalization and capacity demand 5G, work from home, AI and streaming drive multi-gigabit fiber access Deglobalization and consolidation impacts vendor selection Open, disaggregated, sustainable and cloud-centric systems Online meetings and e-commerce have displaced travel Symmetric bandwidth goes from being a luxury to a necessity Selection of trusted suppliers becomes strategic Closed and single vendor systems are no longer desirable

Business model Fiber networking market forecasts CAGR 2023-2028: 3.2% CAGR 2023-2028: 2.4% CAGR 2023-2028: 3.6% Sources: PON OLT+ONT: Dell’Oro 5yr Broadband Access and Home Networking Report (July 2024) Metro WDM: Omdia Optical Network Forecast (November 2023) Carrier Ethernet: Omdia Service Provider Switching and Routing Forecast (October 2023)

Business model Significant tailwinds expected to drive long term growth BEAD* High risk vendor replacement $42.5b in broadband funding to provide service to 7m+ under/unserved homes Expect ~90% to be served with fiber Funds allocated through grant process at state level 32 eligible entities already completed the Initial Proposal stage 4-year implementation timeline for service providers to deliver service Shift away from Chinese vendors is picking up the pace given the geopolitical situation Adtran is one of the key beneficiaries in optical transport and PON in EMEA and already won multiple deals and has several projects in the funnel; we expect to experience the largest impact in 2025 and 2026 given tier 1 integration timelines > $1bn market opportunity in optical networking > $400m market opportunity in broadband access and aggregation *The Broadband Equity, Access, and Deployment (BEAD) Program, is expected to provide USD 42.5 billion to expand high-speed internet access by funding planning, infrastructure deployment and adoption programs in all 50 states, Washington D.C., Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, and the Commonwealth of the Northern Mariana Islands.

Business model Corporate social responsibility EcoVadis Adtran, Inc. Adtran Networks SE CDP Climate Change 2023 B- A- Adtran, Inc. Adtran Networks SE Environmental Sustainability is integral part of product strategy through process-based product ecodesign and lifecycle assessment (LCA) Involvement of supply chain based on IntegrityNext supplier onboarding and screening ISO certificated (ISO 14001 EMS, ISO 50001 EnMS) External ratings Social Event sponsoring, volunteer hours at non-profit organizations and donations Dedicated human capital management Employee-driven diversity, equity & inclusion (DE&I) task force to support a diverse and inclusive workforce Strictly following ILO requirements Governance Comprehensive ethics and compliance policy, code of conduct and processes Dedicated human rights policy and supplier code of conduct Dedicated engagement in security – ISO 27001-certified 59th percentile 96th percentile Both Electrial and electronic equipment sector and global average are C SBTi Net Zero Commitment SBTi has classified ADTRAN‘s scope 1 and 2 target ambition as in line with a 1.5°C trajectory

Business update 5

Q2 2024 business update Highlights Q2 2024 Revenue at $226m, above mid-point of guidance range (guidance $215m - 235m) Revenue within guidance range Further improvements in non-GAAP gross Margin. Increased by 37 bps QoQ and 334bps YoY Non-GAAP Gross Margin expansion Working Capital improved, down by $35.1m (-10%) QoQ Net inventory decreased by $34.2m QoQ Significantly reduced Working Capital Achieved positive non-GAAP operating margin. Non-GAAP operating margin at 0.7%, above mid-point of guidance (guidance -3% - +2%) Positive Non-GAAP Operating Margin Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. Non-GAAP operating margin is calculated as non-GAAP operating profit divided by revenue. Non-GAAP gross margin is calculated as non-GAAP gross profit divided by revenue.

Q2 2024 business update Technology update Subscriber solutions Latest Wi-Fi 6/6E/7 platforms driving growth opportunities Dozens of customers have adopted Intellifi, our SaaS application for cloud-managed Wi-Fi Access and aggregation solutions Continued to scale SDX 6330 deployments across several large service providers in EMEA Increasing demand for SDX OLTs in U.S. regional service providers Optical networking solutions Growing demand for M-Flex800, focused on aggregating 10/100Gig links into 400/800Gig Continued success with securing packet optical wins with traditional Adtran broadband customers Software platforms Well over 400 customers have adopted Mosaic One. Highest growth application is Intellifi. Professional services Scalable in-region services, including planning, deployment, and maintenance

Q2 2024 business update Well diversified across technology, markets and customer base Categories Optical networking solutions Subscriber solutions Access & aggregation solutions Market Customers Large Regionals Enterprise / ICP / OEM Domestic International

Q2 2024 business update Revenue by segment, category and region Category Region Q2 2023 Q2 2024 $327.4 $226.0 Services & Support Network Solutions Q1 2024 Q2 2024 $226.2 $226.0 Y-o-Y Q-o-Q Q2 2023 Q2 2024 $327.4 $226.0 Access & Aggregation Subscriber Solutions Optical Networking Solutions Q1 2024 Q2 2024 $226.2 $226.0 Q2 2023 Q2 2024 $327.4 $226.0 International Domestic Q1 2024 Q2 2024 $226.2 $226.0 In $m Segments

Q2 2024 business update Financial information Q2 2023 Q2 2024 -31% Q2 2023 Q2 2024 38.6% 41.9% +334bps Q2 2023 Q2 2024 -24% Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q1 2024 Q2 2024 0% Q1 2024 Q2 2024 41.6% 41.9% +37bps Q1 2024 Q2 2024 -9% Q1 2024 Q2 2024 Q1 2024 Q2 2024 Revenue ($m) Non-GAAP gross margin Non-GAAP OPEX ($m) Non-GAAP operating margin Non-GAAP diluted EPS ($) Year-over-year Quarter-over-quarter Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. Non-GAAP operating margin is calculated as non-GAAP operating loss divided by revenue.

Q2 2024 business update Balance sheet and cash flow highlights In $m Q1 24 Q2 24 Trade accounts receivables $187.6 $186.2 Inventories $322.1 $287.9 Accounts payables $159.1 $158.6 Net working capital $350.6 $315.5 Operating cash flow generated $36.6 $19.9 Non-GAAP free cash flow * $23.2 $3.9 Cash $106.8 $111.2 Q2 23 60 Q3 23 67 Q4 23 59 Q1 24 60 Q2 24 DSO DPO Working capital and cash flow metrics Rolling DSO vs. DPO development Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation.  *Non-GAAP free cash flow is operating cash flow less purchase of property, plant and equipment Days

GAAP to non-GAAP reconciliation 6

Explanation of Use of non-GAAP financial measures Set forth in the tables below are reconciliations of gross profit, gross margin, operating expenses, operating loss, other (expense) income, net loss inclusive of the non-controlling interest, net loss attributable to the Company, net income attributable to the non-controlling interest, and loss per share - basic and diluted, attributable to the Company, and net cash provided by (used in) operating activities, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP other expense, non-GAAP net loss inclusive of the non-controlling interest, non-GAAP net loss attributable to the Company, non-GAAP net income attributable to the non-controlling interest, non-GAAP loss per share - basic and diluted, attributable to the Company, respectively, and non-GAAP free cash flow. Such non-GAAP measures exclude acquisition-related expenses, amortization and adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments as well as legal and advisory fees related to a potential significant transaction), stock-based compensation expense, amortization of pension actuarial losses, deferred compensation adjustments, integration expenses, restructuring expenses, goodwill impairments, the tax effect of these adjustments to net loss and purchases of property, plant and equipment. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of these non-GAAP measures, when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of ongoing operating performance of the Company. These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies. Furthermore, non-GAAP operating margin (which is calculated as non-GAAP operating loss divided by revenue) is a non-GAAP financial measure. The Company has provided third quarter guidance with regard to non-GAAP operating margin. This measure excludes from the corresponding GAAP financial measure the effect of adjustments as described above. The Company has not provided a reconciliation of such non-GAAP guidance to guidance presented on a GAAP basis because it cannot predict and quantify without unreasonable effort all of the adjustments that may occur during the period due to the difficulty of predicting the timing and amounts of various items within a reasonable range. In particular, non-GAAP operating margin excludes certain items, including continued restructuring and integration expenses that will continue to evolve as our business efficiency program is implemented, that the Company is unable to quantitatively predict. Depending on the materiality of these items, they could have a significant impact on the Company's GAAP financial results.

Cost of revenue, gross profit and gross margin reconciliation (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. (2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. These expenses include inventory write down and other charges of $8.9 million for the six months ended June 30, 2024, incurred as a result of a strategy shift which included discontinuance of certain product lines in connection with the Business Efficiency Program. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and is expected to be substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany. These expenses include restructuring wage charges of $2.3 million for the three and six months ended June 30, 2024, respectively. The closure of the facility is expected to be completed by December 31, 2024. (3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE. Includes fees incurred for the expansion of internal controls at Adtran Networks SE and the implementation of the DPTLA.

Operating expense reconciliation (1) Includes $3.9M of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations and $2.8 million of legal and advisory fees related to a potential strategic transaction which are both included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (2) $2.4 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss. (3) $3.5 million is included in selling, general and administrative expenses and $11.3 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses of $13.5 million of wage related and other charges due to the Greifswald facility closure of which $2.6 million is included in selling, general and administrative and $10.9 million is included in research and development expenses on the condensed consolidated statements of loss. (4) $0.5 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE. (5) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (6) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $4.4 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (7) $2.5 million is included in selling, general and administrative expenses and $1.0 million is included in research and development expenses on the condensed consolidated statements of loss. (8) $1.8 million is included in selling, general and administrative expenses and $4.1 million is included in research and development expenses on the condensed consolidated statements of loss. (9) $0.5 million is included in selling, general and administrative expenses and $0.02 million is included in research and development expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE. (10) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company's market capitalization, cautious service provider spending due to economic uncertainty and continued elevated customer inventory adjustments. (11) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $3.9 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (12) $2.7 million is included in selling, general and administrative expenses and $1.3 million is included in research and development expenses on the condensed consolidated statements of loss. (13) $1.4 million is included in selling, general and administrative expenses and $4.5 million is included in research and development expenses on the condensed consolidated statements of loss. (14) $0.6 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss. Includes fees relating to the expansion of internal controls at Adtran Networks SE and the implementation of the DPLTA. (15) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $11.2 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss. (16) $4.9 million is included in selling, general and administrative expenses and $1.9 million is included in research and development expenses on the condensed consolidated statements of loss. (17) $5.3 million is included in selling, general and administrative expenses and $15.3 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses of $13.5 million of wage related and other charges due to the Greifswald facility closure of which $2.6 million is included in selling, general and administrative and $10.9 million is included in research and development expenses on the condensed consolidated statements of loss. (18) $1.0 million is included in selling, general and administrative expenses and less than $0.1 million is included in research and development expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE. (19) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $8.0 million is included in selling, general and administrative expenses and $1.0 million is included in research and development expenses on the condensed consolidated statements of loss. (20) $5.1 million is included in selling, general and administrative expenses and $2.3 million is included in research and development expenses on the condensed consolidated statements of loss. (21) $3.5 million is included in selling, general and administrative expenses and $4.7 million is included in research and development expenses on the condensed consolidated statements of loss. (22) $1.4 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss. Includes fees relating to the expansion of internal controls at Adtran Networks SE and the implementation of the DPLTA.

Operating loss reconciliation (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. (2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. These expenses include inventory write down and other charges incurred as a result of a strategic shift in certain product lines in connection with the restructuring program. Additionally, includes expenses related to the closure of the Greifswald facility. (3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a results of the business combination with Adtran Networks SE. Includes fees incurred for the expansion of internal controls at Adtran Networks SE and the implementation of the DPTLA. (4) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (5) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company’s market capitalization, cautious service provider spending due to economic uncertainty and continued customer inventory adjustments.

Other expense reconciliation (1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees. (2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Net loss and loss per share reconciliation (1) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks SE pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA. (2) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees. (3) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Free cash flow reconciliation

Appendix 6

Guidance for Q3 2024 Previous Outlook (for Q2 2024) Current Outlook (for Q3 2024) Revenue $215m – $235m $215m – $235m Non GAAP Operating Margin -3% – +2% -1% – +3%

2024 Financial calendar Second Quarter 2024 Earnings Call - Virtual August 6 Rosenblatt Age of AI - Virtual August 19 Jefferies Semiconductor, IT Hardware, and Communications Technology Summit - Chicago August 28 18th Annual Needham Virtual Security, Networking, & Communications Conference - Virtual November 19 Deutsches Eigenkapitalforum - Frankfurt November 25 - 27

Adtran stock information Blackrock 4.7% Vanguard Egora William Blair Goldman Sachs 5.9% Morgan Stanley Other Shareholders YTD stock price development* Shareholder Structure** *Source: Nasdaq ** Release according to Article 40, Section 1 of the WpHG .

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